[Pioneer Logo]




       PIONEER
       INTEREST SHARES


      ----------------------
      ANNUAL REPORT 12/31/98
      ----------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

    Letter from the Chairman                                        1

    Portfolio Summary                                               2

    Performance Update                                              3

    Portfolio Management Discussion                                 4

    Schedule of Investments                                         7

    Financial Statements                                           12

    Notes to Financial Statements                                  16

    Report of Independent Public Accountants                       19

    Trustees, Officers and Service Providers                       20

    Information on the Year 2000                                   21

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/98
   -----------------------------------------------------------------------------
     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     I am pleased to introduce this annual report for Pioneer Interest
     Shares, covering the year ended December 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

     Before moving on to review the bond market, I'd like to announce a recent addition to the Fund's management team. We are pleased that Kenneth J. Taubes joined us in September, bringing with him 13 years of experience as a portfolio manager. He and Sherman B. Russ, who has worked with your Fund for 16 years, supervise the team of portfolio managers and analysts responsible for the day-to-day management of the Fund.

     Economic news in the United States remained positive in 1998, with low unemployment and no signs of inflation. The financial markets, and especially U.S. government bonds, turned in impressive results through the end of the year. The yield on the 30-year Treasury bond fell to historic lows, which subsequently pushed bond prices higher and increased total returns.

     Although bond returns were again overshadowed by the returns of the overall stock market, 1998 showed that bonds can play a vital role in a well-balanced portfolio. Funds that hold a diversified portfolio of bonds, such as Pioneer Interest Shares, can cushion some of the stock market's volatility and often add much-needed income to a portfolio. As you look ahead into 1999, we suggest you discuss your needs for diversification with your investment professional.

     I encourage you to read the pages that follow, including the Portfolio Management Discussion where your team reviews Fund performance. If you have any questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

     Respectfully,


     /s/ John F. Cogan, Jr.

     John F. Cogan, Jr.
     Chairman and President

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/98
   -----------------------------------------------------------------------------

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                         [PORTFOLIO QUALITY PIE CHART]

                Short-Term Cash Equivalents ..........  1%
                U.S. Government and Agency............ 21%
                A..................................... 14%
                B.....................................  7%
                BB....................................  8%
                BBB................................... 48%
                CCC...................................  1%


     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

                         [PORTFOLIO MATURITY PIE CHART]


                0-2 Years.............................  6%
                2-5 Years............................. 34%
                5-7 Years............................. 25%
                7-10 Years............................ 10%
                10-20 Years...........................  9%
                20+ Years............................. 16%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of long-term holdings)

   -----------------------------------------------------------------------------
        1.  Federal National Mortgage Association, 5.5%, 4/1/13           4.85%
   -----------------------------------------------------------------------------
        2.  Hydro-Quebec, 9.75%, 1/15/18                                  4.69
   -----------------------------------------------------------------------------
        3.  Tele-Communications, Inc., 9.25%, 1/15/23                     4.14
   -----------------------------------------------------------------------------
        4.  U.S. Treasury Bonds, 8.125%, 8/15/19                          4.00
   -----------------------------------------------------------------------------
        5.  Time Warner Inc., 9.15%, 2/1/23                               3.98
   -----------------------------------------------------------------------------
        6.  Delta Air Lines, Inc., 9.2%, 9/23/14                          3.66
   -----------------------------------------------------------------------------
        7.  News America Holdings, Inc., 10.125%, 10/15/12                3.55
   -----------------------------------------------------------------------------
        8.  Ford Motor Credit Co., 9.14%, 12/30/14                        3.50
   -----------------------------------------------------------------------------
        9.  Georgia Pacific Corp., 9.875%, 11/1/21                        3.42
   -----------------------------------------------------------------------------
       10.  Gulf Canada Resources, Ltd., 9.625%, 7/1/05                   3.13


     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/98
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                   12/31/98   12/31/97

                                $13.62     $13.74

    MARKET PRICE
    PER SHARE                   12/31/98   12/31/97

                                $13.563    $14.000

    DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (12/31/97 - 12/31/98)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS

                                $1.040           -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

    -----------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

               NET ASSET         MARKET
    PERIOD       VALUE            PRICE

    10 Years     8.82%            8.80%
    5 Years      7.47             8.01
    1 Year       7.09             4.66
    -----------------------------------

    * When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the treater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

       Pioneer             Lehman Brother Government/
    Interest Shares*         Corporation Bond Index

        10000                     10000
        11163                     11424
        11275                     12370
        13855                     14364
        15545                     15453
        15815                     17158
        14630                     16556
        18254                     19742
        18852                     20321
        22213                     22303
        23248                     24414


   The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

                                                                               3
    PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
    ----------------------------------------------------------------------

     Pioneer Interest Shares closed its fiscal year on December 31, 1998. Bond markets reaped the benefits from the global financial crisis in 1998 as investors sought the safety and liquidity of U.S. Treasury bonds. The increased demand sent yields on Treasurys - which move in the opposite direction of bond prices - to historic lows. In spite of the unsettled global economic picture, the U.S. enjoyed low interest rates and solid economic growth.

     In the following discussion, Sherman Russ, who leads the investment team along with Ken Taubes, reviews the year's investment environment and the strategies that shaped Fund performance. He also provides his outlook for the bond market in the first half of 1999.

     Q: HOW DID THE FUND PERFORM?

     A: The Fund produced sound gains and good income. Because Pioneer
        Interest Shares is a "closed-end" fund, the actual value of the securities it owns - its net asset value (NAV) - may be more or less than is reflected in its market price on any given day. On December 31, 1998, the Fund's NAV was $13.62 per share. With its market value at $13.56 per share, the Fund was trading at a 0.4% "discount" compared to the value of the securities in its portfolio.

        The Fund generated a total return of 7.09% at NAV for the year, 4.66% at market price. In comparison, the Lehman Brothers
        Government/Corporate Bond Index returned 9.47%. Total return assumes the reinvestment of all distributions.

        The Fund paid quarterly dividends ranging from $0.24 to $0.27 per share and provided an attractive dividend yield of 7.96% based on market price, and 7.93% based on NAV, at year-end. Much of the movement in dividends was due to changes in interest rates. Occasionally, though, the dividend was affected by investment decisions that boosted the Fund's total return but, in the near term, reduced income.

     PIONEER INTEREST SHARES

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    ----------------------------------------------------------------------

     Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

     A: It was a positive - but challenging - year. Long-term interest rates declined to historical lows, pushing bond prices higher. The environment in the first half of the year was very different than the environment in the second half of the year, however. The first half of the year was marked by robust economic growth, and many investors were concerned that the Federal Reserve would raise interest rates to halt any threat of inflation. During the summer, though, global economies and financial markets became increasingly unstable. The situation powered a flight to quality and extraordinary worldwide demand for U.S. Treasurys. In contrast, demand for other bonds diminished, as investors began to require increasingly greater yield advantages as a trade off for greater risk. In the final months of 1998 - after the Federal Reserve cut the federal funds rate three times and foreign central bankers made other interest rate cuts - the world's financial markets began to regain stability. Interest rates in the United States remained low, but rose from their extraordinarily depressed levels.

     Q: WHAT ROLE DOES ASSET ALLOCATION PLAY IN YOUR STRATEGY FOR MANAGING
        THE FUND?

     A: In the first half of the year, we maximized corporate securities, including high yield bonds, in light of the healthy economic climate. Typically, corporate bonds - and particularly high yield bonds - perform well during periods of economic strength, and the heavy weighting in these sectors increased the Fund's yield and its potential for price appreciation. We cut back on the Fund's exposure to high yield issues when we witnessed an extreme demand for safety and liquidity, reinvesting assets in Treasurys during the summer and early fall. The Fund's primary emphasis was on corporate bonds, but the larger Treasury position helped cushion against price declines in corporate bonds. In the last quarter, we sold some Treasurys to buy high yield bonds - primarily B-rated bonds - and mortgage-backed securities. (Ratings apply to underlying securities, not Fund shares.) In fact, we increased the Fund's position in mortgage-backed securities from about 1% of net assets to 14%. With their exceptionally high quality, mortgage-backed securities offered extremely attractive value and considerable yield advantages over Treasurys.

                                                                               5
    PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/98 (CONTINUED)
    ----------------------------------------------------------------------

     Q: WHAT OTHER STRATEGIES DID YOU USE TO INCREASE TOTAL RETURN?

     A: We also added to the Fund's duration in the fourth quarter, extending it when the "flight to quality" stopped. Expressed in years, duration measures a portfolio's sensitivity to interest rate changes. Lengthening duration increases a portfolio's sensitivity to interest rate changes, building total return potential when rates fall and raising the risk of price declines when rates rise.

     Q: WHAT IS YOUR OUTLOOK FOR U.S. BONDS OVER THE NEXT SIX MONTHS?

     A: Favorable. We think economic growth will slow as the year moves on and inflation will remain benign, which should provide a positive background for bonds. If we are correct in our analysis, corporate and mortgage-backed securities should outperform Treasurys and post solid performance over the next few months. Typically, corporate bonds do well in the early part of the year as investors begin to put cash flows to work after having made asset-allocation decisions. In the months ahead, we expect the yields of mortgage-backed securities and many corporate bonds to fall - pushing their prices higher - as they outperform their U.S. government counterparts.

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98
    ----------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                              VALUE
                           INVESTMENT IN SECURITIES - 99.6%
                           BASIC MATERIALS - 16.7%
                           CHEMICALS - 2.3%
$2,000,000   BBB/Baa2      Hanna (M.A.) Co., 9.375%, 9/15/03   $  2,269,800
                                                               ------------
                           CONTAINERS & PACKAGING (PAPER) - 1.0%
 1,000,000   B+/B1         Stone Container Corp., 10.75%,
                           10/2/02                             $  1,035,000
                                                               ------------
                           IRON & STEEL - 4.9%
 2,500,000   BBB-/Baa2     USX Corp., 9.375%, 2/15/12          $  3,000,825
 2,000,000   B/B2          Weirton Steel Corp., 11.375%,
                           7/1/04                                 1,840,000
                                                               ------------
                                                               $  4,840,825
                                                               ------------
                           METALS MINING - 0.5%
   500,000   B-/Caa1       AEI Resources, 11.5%, 12/15/06      $    495,000
                                                               ------------
                           PAPER & FOREST PRODUCTS - 8.0%
 2,000,000   BB+/Baa3      Boise Cascade Corp., 9.9%, 3/15/00  $  2,067,080
 2,000,000   BBB/Baa2      Bowater, Inc., 9.375%, 12/15/21        2,435,540
 3,000,000   BBB-/Baa2     Georgia Pacific Corp., 9.875%,
                           11/1/21                                3,366,060
                                                               ------------
                                                               $  7,868,680
                                                               ------------
                           TOTAL BASIC MATERIALS               $ 16,509,305
                                                               ------------
                           CAPITAL GOODS - 3.0%
                           ENGINEERING & CONSTRUCTION - 2.0%
   250,000   B/B2          Metromedia Fiber Network, Inc.,
                           10.0%, 11/15/08                     $    256,875
 1,500,000   BBB-/Baa3     Southdown, Inc., 10.0%, 3/1/06         1,672,650
                                                               ------------
                                                               $  1,929,525
                                                               ------------
                           WASTE MANAGEMENT - 1.0%
 1,000,000   BB/Ba2        Allied Waste NA, 7.625%, 1/1/06     $  1,010,000
                                                               ------------
                           TOTAL CAPITAL GOODS                 $  2,939,525
                                                               ------------
                           COMMUNICATION SERVICES - 1.9%
                           CELLULAR/ WIRELESS COMMUNICATIONS - 1.9%
 1,750,000   BB+/Ba3       Comcast Cellular Corp., 9.5%,
                           5/1/07                              $  1,868,125
                                                               ------------
                           TOTAL COMMUNICATION SERVICES        $  1,868,125
                                                               ------------

7.  The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                          (CONTINUED)
    ----------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                              VALUE
                           CONSUMER CYCLICALS - 6.9%
                           PUBLISHING (NEWSPAPERS) - 3.5%
$3,000,000   BBB-/Baa3     News America Holdings, Inc.,
                           10.125%, 10/15/12                   $  3,491,940
                                                               ------------
                           RETAIL (DEPARTMENT STORES) - 1.5%
 1,500,000   BB+/Baa3      Saks, Inc., 7.25%, 12/1/04          $  1,496,760
                                                               ------------
                           RETAIL (DISCOUNTERS) - 1.9%
 1,500,000   BBB-/Baa3     Shopko Stores, Inc., 9.25%,
                           3/15/22                             $  1,846,290
                                                               ------------
                           TOTAL CONSUMER CYCLICALS            $  6,834,990
                                                               ------------
                           CONSUMER STAPLES - 13.4%
                           BROADCASTING (TELEVISION/RADIO/
                           CABLE) - 7.1%
 2,500,000   BBB/Baa3      Continental Cablevision, Inc.,
                           9.5%, 8/1/13                        $  2,985,000
 3,500,000   BBB-/Baa3     Tele-Communications, Inc., 9.25%,
                           1/15/23                                4,072,775
                                                               ------------
                                                               $  7,057,775
                                                               ------------
                           ENTERTAINMENT - 4.0%
 3,000,000   BBB/Baa3      Time Warner Inc., 9.15%, 2/1/23     $  3,920,640
                                                               ------------
                           FOODS - 2.3%
   500,000   B/B3          Agrilink Foods, 11.875%, 11/1/08    $    507,500
 2,000,000   B-/B3         AmeriServe Food Distribution,
                           Inc., 10.125%, 7/15/07                 1,740,000
                                                               ------------
                                                               $  2,247,500
                                                               ------------
                           TOTAL CONSUMER STAPLES              $ 13,225,915
                                                               ------------
                           ENERGY - 5.4%
                           OIL (DOMESTIC INTEGRATED) - 2.3%
 2,000,000   A-/A3         Phillips Petroleum Co., 9.18%,
                           9/15/21                             $  2,258,680
                                                               ------------
                           OIL & GAS (PRODUCTION/EXPLORATION) - 3.1%
 3,000,000   BB-/Ba2       Gulf Canada Resources, Ltd.,
                           9.625%, 7/1/05                      $  3,078,150
                                                               ------------
                           TOTAL ENERGY                        $  5,336,830
                                                               ------------

 8  The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------

    ----------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                              VALUE
                           FINANCIAL - 6.9%
                           CONSUMER FINANCE - 5.2%
$1,500,000   A/A1          Ford Capital BV, 10.125%, 11/15/00  $  1,623,750
 3,000,000   A/A1          Ford Motor Credit Co., 9.14%,
                           12/30/14                               3,447,780
                                                               ------------
                                                               $  5,071,530
                                                               ------------
                           FINANCIAL (DIVERSIFIED) - 1.7%
 1,200,000   CCC+/Caa3     AMRESCO, Inc., 10.0%, 3/15/04       $    864,000
 1,000,000   B+/B3         Delta Financial Corp., 9.5%,
                           8/1/04                                   825,000
                                                               ------------
                                                               $  1,689,000
                                                               ------------
                           TOTAL FINANCIAL                     $  6,760,530
                                                               ------------
                           HEALTHCARE - 1.3%
   250,000   B+/B2         Biovail Corp., 10.875%, 11/15/05    $    252,500
 1,000,000   BB-/Ba3       Tenet Healthcare Corp., 8.125%,
                           12/1/08                                1,032,500
                                                               ------------
                           TOTAL HEALTHCARE                    $  1,285,000
                                                               ------------
                           TECHNOLOGY - 1.1%
                           COMPUTERS - 1.1%
 1,000,000   BB-/Ba3       Unisys Corp., 12.0%, 4/15/03        $  1,120,000
                                                               ------------
                           TOTAL TECHNOLOGY                    $  1,120,000
                                                               ------------
                           TRANSPORTATION - 9.7%
                           AIRLINES - 7.5%
 2,000,000   BBB-/Baa2     AMR Corp., 9.88%, 6/15/20           $  2,531,660
 3,000,000   BBB/Baa1      Delta Air Lines, Inc., 9.2%,
                           9/23/14                                3,597,270
   500,000   BB+/Baa3      United Air Lines Inc., 10.67%,
                           5/1/04                                   592,235
   515,000   BB+/Baa3      United Air Lines Inc., 10.25%,
                           7/15/21                                  661,795
                                                               ------------
                                                               $  7,382,960
                                                               ------------
                           RAILROADS - 2.2%
 2,000,000   BBB-/Baa2     Kansas City Southern Industries,
                           Inc., 8.8%, 7/1/22                  $  2,221,560
                                                               ------------
                           TOTAL TRANSPORTATION                $  9,604,520
                                                               ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                          (CONTINUED)
    ----------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                              VALUE
                           UTILITIES - 7.2%
                           ELECTRIC COMPANIES - 2.2%
$2,000,000   A/A2          Virginia Electric and Power Co.,
                           8.75%, 4/1/21                       $  2,166,100
                                                               ------------
                           NATURAL GAS - 5.0%
 2,000,000   BBB-/Baa3     Coastal Corp., 9.625%, 5/15/12      $  2,570,600
 2,000,000   BBB/Baa2      Colorado Interstate Gas Co.,
                           10.0%, 6/15/05                         2,418,180
                                                               ------------
                                                               $  4,988,780
                                                               ------------
                           TOTAL UTILITIES                     $  7,154,880
                                                               ------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS - 21.4%
 2,200,000                 Federal Home Loan Mortgage Corp.,
                           6.0%, 7/15/24                       $  2,221,758
 4,836,429                 Federal National Mortgage
                           Association, 5.5%, 4/1/13              4,771,428
   891,607                 Federal National Mortgage
                           Association, 9.0%, 7/1/19                950,676
 2,012,576                 Government National Mortgage
                           Association, 6.0%, 11/15/13            2,024,530
 2,492,468                 Government National Mortgage
                           Association, 6.5%, 10/15/28            2,516,620
 1,973,309                 Government National Mortgage
                           Association, REMIC Series
                           1998-24A, 6.5%, 11/20/24               1,997,581
 2,000,000                 U.S. Treasury Bonds, 6.25%,
                           1/31/02                                2,090,220
   500,000                 U.S. Treasury Bonds, 9.375%,
                           2/15/06                                  637,500
 2,950,000                 U.S. Treasury Bonds, 8.125%,
                           8/15/19                                3,938,073
                                                               ------------
                           TOTAL U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS                         $ 21,148,386
                                                               ------------


 10  The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------

    ----------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                              VALUE
                           FOREIGN GOVERNMENT SPONSORED -
                           4.7%
$4,000,000   A+/A2         Hydro-Quebec, 9.75%, 1/15/18        $  4,613,440
                                                               ------------
                           TOTAL FOREIGN GOVERNMENT SPONSORED  $  4,613,440
                                                               ------------
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $93,924,839)                  $ 98,401,446
                                                               ------------
                           TEMPORARY CASH INVESTMENT - 0.4%
                           COMMERCIAL PAPER - 0.4%
   386,000                 Ford Motor Credit Corp., 4.92%,
                           1/4/99                              $    386,000
                                                               ------------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $386,000)                     $    386,000
                                                               ------------
                           TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                           CASH INVESTMENT - 100%
                           (Cost $94,310,839)(a)(b)            $ 98,787,446
                                                               ============

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $94,310,839 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost            $  5,676,551
    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value              (1,199,944)
                                                               ------------
    Net unrealized gain                                        $  4,476,607
                                                               ============

(b) At December 31, 1998, the Fund had a capital loss carryforward of $8,561,628 which will expire between 1999 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 were as follows:


                                                  PURCHASES        SALES
                                                 -----------    -----------
Long-Term U.S. Government                        $17,945,425    $28,021,750
Other Long-Term Securities                        36,002,363     22,551,226

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     BALANCE SHEET 12/31/98
    ----------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
    cash
       investment of $386,000) (cost $94,310,839)                $ 98,787,446
     Interest receivable                                            2,052,731
     Other                                                              3,569
                                                                 ------------
           Total assets                                          $100,843,746
                                                                 ------------
  LIABILITIES:
     Due to affiliates                                           $     68,314
     Due to bank                                                      136,409
     Accrued expenses                                                  71,891
                                                                 ------------
           Total liabilities                                     $    276,614
                                                                 ------------
  NET ASSETS:
     Paid-in capital                                             $104,652,153
     Accumulated net realized loss on investments                  (8,561,628)
     Net unrealized gain on investments                             4,476,607
                                                                 ------------
           Total net assets                                      $100,567,132
                                                                 ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,381,961 fund shares outstanding                           $      13.62
                                                                 ============

 12  The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     STATEMENT OF OPERATIONS
    ----------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/98

 INVESTMENT INCOME:
   Interest                                                                   $  8,479,049
                                                                              ------------
 EXPENSES:
   Management fees                                           $  562,411
   Transfer agent fees                                           86,891
   Accounting                                                     9,293
   Custodian fees                                                28,203
   Professional fees                                             43,821
   Printing                                                      41,418
   Fees and expenses of nonaffiliated trustees                   23,011
   Miscellaneous                                                 19,752
                                                             ----------
       Total expenses                                                         $    814,800
       Less fees paid indirectly                                                    (1,611)
                                                                              ------------
       Net expenses                                                           $    813,189
                                                                              ------------
          Net investment income                                               $  7,665,860
                                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                           $    149,030
   Change in net unrealized gain on investments                                   (962,580)
                                                                              ------------
     Net loss on investments                                                  $   (813,550)
                                                                              ------------
     Net increase in net assets resulting from operations                     $  6,852,310
                                                                              ============

 The accompanying notes are an integral part of these financial statements.  13

     PIONEER INTEREST SHARES

    ----------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
    ----------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/98 AND 12/31/97

                                                   YEAR ENDED     YEAR ENDED
                                                    12/31/98       12/31/97
 FROM OPERATIONS:
 Net investment income                            $  7,665,860   $  7,777,181
 Net realized gain on investments                      149,030        708,016
 Change in net unrealized gain on
   investments                                        (962,580)     1,937,545
                                                  ------------   ------------
   Net increase in net assets resulting from
     operations                                   $  6,852,310   $ 10,422,742
                                                  ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ($1.04 and $1.07 per
   share, respectively)                           $ (7,673,126)  $ (7,895,607)
 In excess of net investment income ($0.00 and
   $0.01 per share, respectively)                            -        (44,166)
                                                  ------------   ------------
   Total distributions to shareholders            $ (7,673,126)  $ (7,939,773)
                                                  ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                    $    196,104   $    208,527
                                                  ------------   ------------
   Net increase (decrease) in net assets          $   (624,712)  $  2,691,496
 NET ASSETS:
 Beginning of year                                 101,191,844     98,500,348
                                                  ------------   ------------
 End of year (including accumulated
   undistributed net investment income of $0 and
   $0, respectively)                              $100,567,132   $101,191,844
                                                  ============   ============

                                  '98 SHARES   '98 AMOUNT   '97 SHARES   '97 AMOUNT
 Reinvestment of distributions      15,106      $196,104      15,177      $208,527
                                    ------      --------      ------      --------
    Net increase                    15,106      $196,104      15,177      $208,527
                                    ======      ========      ======      ========

 14  The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                               12/31/98     12/31/97     12/31/96     12/31/95     12/31/94
Net asset value, beginning of year                             $  13.74     $  13.40     $ 13.67      $ 12.65      $ 14.29
                                                               --------     --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $   1.04     $   1.06     $  1.07      $  1.07      $  1.12
 Net realized and unrealized gain (loss) on investments           (0.12)        0.36       (0.29)        1.03        (1.63)
                                                               --------     --------     -------      -------      -------
 Net increase (decrease) from investment operations            $   0.92     $   1.42     $  0.78      $  2.10      $ (0.51)
Distributions to shareholders:
 Net investment income                                            (1.04)       (1.07)      (1.05)       (1.08)       (1.13)
 In excess of net investment income                                   -        (0.01)          -            -            -
                                                               --------     --------     -------      -------      -------
Net increase (decrease) in net asset value                     $  (0.12)    $   0.34     $ (0.27)     $  1.02      $ (1.64)
                                                               --------     --------     -------      -------      -------
Net asset value, end of year                                   $  13.62     $  13.74     $ 13.40      $ 13.67      $ 12.65
                                                               ========     ========     =======      =======      =======
Market value, end of year                                      $ 13.563     $ 14.000     $12.875      $13.500      $11.750
Total return*                                                      4.66%       17.83%       3.27%       24.77%       (7.54)%
Ratio of net expenses to average net assets                        0.80%+       0.87%+      0.99%+       0.98%+       1.03%
Ratio of net investment income to average net assets               7.53%+       7.81%+      7.94%+       8.04%+       8.46%
Portfolio turnover rate                                              51%          27%         28%          49%          65%
Net assets, end of year (in thousands)                         $100,567     $101,192     $98,500      $99,989      $92,252
Ratios assuming no reduction for fees paid indirectly:
   Net expenses                                                    0.80%        0.87%       0.98%        0.97%           -
   Net investment income                                           7.53%        7.81%       7.95%        8.05%           -

* Assumes initial investment at market value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at market value at the end of each period.
+ Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  15

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98
   -----------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily on a straight-line basis. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------

   -----------------------------------------------------------------------

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At December 31, 1998, the Fund reclassified from paid-in capital $7,266 and $455,426 to distributions in excess of net investment income and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98                   (CONTINUED)
   -----------------------------------------------------------------------

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc.
    (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1998, $50,980 was payable to PIM related to management fees, administrative and certain other services.

    3. TRANSFER AGENT

    Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $17,334 in transfer agent fees payable to PSC at December 31, 1998.

    4. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $1,611 under such arrangements.

  PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER INTEREST SHARES:

We have audited the accompanying balance sheet of Pioneer Interest Shares, including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 12, 1999

     PIONEER INTEREST SHARES


   ------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   ------------------------------------------------------------------------


     TRUSTEES                            OFFICERS

     John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
     Mary K. Bush                          President
     Richard H. Egdahl, M.D.             David D. Tripple, Executive Vice
     Margaret B.W. Graham                President
     John W. Kendrick                    Sherman B. Russ, Vice President
     Marguerite A. Piret                 John A. Boynton, Treasurer
     David D. Tripple                    Joseph P. Barri, Secretary
     Stephen K. West
     John Winthrop


     INVESTMENT ADVISER
     Pioneer Investment Management, Inc.


     CUSTODIAN
     Brown Brothers Harriman & Co.


     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP


     LEGAL COUNSEL
     Hale and Dorr LLP


     TRANSFER AGENT
     Pioneering Services Corporation


     SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
     ChaseMellon Shareholder Services

  PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
  INFORMATION ON THE YEAR 2000
--------------------------------------------------------------------------------

Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates - primarily January 1, 2000 - due to a system inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including mutual funds and financial organizations. Pioneer Investment Management, Inc. (PIM) and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment advisor, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and shareowners are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PIM is not expecting an adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

ACCOUNT INFORMATION                                    1-800-288-9541

TELECOMMUNICATIONS DEVICE FOR THE
DEAF (TDD)                                             1-800-231-5469

OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

FOR                                          WRITE TO
General inquiries, lost dividend checks      P.O. Box 3315
                                             South Hackensack, NJ
                                             07606-1915

Change of address, account consolidation     P.O. Box 3316
                                             South Hackensack, NJ
                                             07606-1916

Lost stock certificates                      P.O. Box 3317
                                             South Hackensack, NJ
                                             07606-1917

Stock transfer                               P.O. Box 3312
                                             South Hackensack, NJ
                                             07606-1912

Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                             South Hackensack, NJ
                                             07606-1938


[PIONEER LOGO]  PIONEER INVESTMENT MANAGEMENT, INC.
                60 STATE STREET                            0299-6093
                BOSTON, MASSACHUSETTS 02109             (c)PIONEER FUNDS DISTRIBUTOR, INC.
                www.pioneerfunds.com                    [LOGO FOR RECYCLED PAPER] PRINTED ON RECYCLED PAPER